Subsequent Events	6 Months Ended
Apr. 30, 2026
Subsequent Events [Abstract]
Subsequent Events
15.	Subsequent Events

a.	On May 1, 2026, the CLA Investors purchased additional Promissory Notes in the aggregate principal amount of $600,000, for a purchase price of $540,000.

b.	On May 21, 2026, the Company effected a reverse share split of the Company’s common shares at the ratio of 1-for-10 reverse split of its issued and outstanding common shares. The reverse split has triggered an adjustment to the exercise price and the number of warrants shares issuable pursuant to the January 2024 Warrants. The new exercise price of the January 2024 Warrants is $2.2338 per Common Share and entitles the warrant holders to a total of 437,752 common shares.

c.	On June 1, 2026, the CLA Investors purchased additional Promissory Notes in the aggregate principal amount of $1,500,000, for a purchase price of $1,350,000.